Exhibit 4.3

EXECUTION COPY

INTERCREDITOR AGREEMENT

dated as of May 10, 2011

among

SHEA HOMES LIMITED PARTNERSHIP,

SHEA HOMES FUNDING CORP.,

the other GRANTORS party hereto,

WELLS FARGO BANK, NATIONAL ASSOCIATION

in its capacity as the Collateral Agent,

WELLS FARGO BANK, NATIONAL ASSOCIATION

as the Authorized Representative for the Indenture Secured Parties solely in its capacity as Trustee under the Indenture,

CREDIT SUISSE AG,

as the LC Facility Authorized Representative,

and

each ADDITIONAL AUTHORIZED REPRESENTATIVE from time to time party hereto

INTERCREDITOR AGREEMENT dated as of May 10, 2011 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among SHEA HOMES LIMITED PARTNERSHIP, a California limited partnership (the “Company”), SHEA HOMES FUNDING CORP., a Delaware corporation (the “Corporate Issuer”, and together with the Company, the “Issuers”), the other GRANTORS (as defined below) party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent for the Pari-Passu Lien Secured Parties (as defined below) (in such capacity, the “Collateral Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Authorized Representative for the Indenture Secured Parties solely in its capacity as trustee under the Indenture (as defined below) (in such capacity, the “Trustee”), CREDIT SUISSE AG, as the Authorized Representative for the LC Facility Secured Parties (in such capacity, the “LC Facility Authorized Representative”), and each Additional Authorized Representative from time to time party hereto, as the Authorized Representative for any Pari-Passu Lien Secured Parties of any other Class.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Collateral Agent, the Trustee, for itself and on behalf of its Related Secured Parties, the LC Facility Authorized Representative, for itself and on behalf of its Related Secured Parties, and each Additional Authorized Representative, for itself and on behalf of its Related Secured Parties, agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings assigned to such terms in the Indenture referred to below. As used in this Agreement, the following terms have the meanings specified below:

“Additional Authorized Representative” has the meaning assigned to such term in Article VI.

“Additional Authorized Representative Joinder Agreement” means a supplement to this Agreement substantially in the form of Exhibit I, appropriately completed.

“Additional Pari-Passu Lien Credit Documents” means the indentures or other agreements under which Additional Pari-Passu Lien Obligations of any Class are issued or incurred and all other notes, instruments, agreements and other documents evidencing or governing Additional Pari-Passu Lien Obligations of such Class or providing any guarantee, Lien or other right in respect thereof.

“Additional Pari-Passu Lien Obligations” means all Obligations of the Issuers and the other Grantors that shall have been designated as such pursuant to Article VI. Additional Pari-Passu Lien Obligations shall include Post-Petition Interest.

“Additional Pari-Passu Lien Secured Parties” means the holders of any Additional Pari-Passu Lien Obligations.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Applicable Authorized Representative” means, as of the Issue Date, the Trustee (in its capacity as the Authorized Representative of the Indenture Secured Parties). The Trustee (and any subsequent Applicable Authorized Representative) will remain the Applicable Authorized Representative until the earlier of (1) such time as the Notes Obligations (or the applicable Class of Specified Pari-Passu Lien Obligations represented by the then-Applicable Authorized Representative) cease to represent the largest principal amount outstanding of any Class of Specified Pari-Passu Lien Obligations, in which case the Applicable Authorized Representative shall be the Authorized Representative representing the Class of Specified Pari-Passu Lien Obligations constituting the largest principal amount outstanding of any such Class, and (2) the Non-Controlling Authorized Representative Enforcement Date, in which case the Applicable Authorized Representative shall be the Major Non-Controlling Authorized Representative.

“Authorized Representatives” means the Trustee (in its capacity as the Authorized Representative of the Indenture Secured Parties), the LC Facility Authorized Representative and each Additional Authorized Representative.

“Bankruptcy Case” has the meaning assigned to such term in Section 2.07.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Law” means the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Class”, when used in reference to (a) any Pari-Passu Lien Obligations, refers to whether such Pari-Passu Lien Obligations are the Notes Obligations, the LC Facility Obligations or the Additional Pari-Passu Obligations of any Series, (b) any Authorized Representative, refers to whether such Authorized Representative is the

Trustee, the LC Facility Authorized Representative or the Additional Authorized Representative with respect to the Additional Pari-Passu Lien Obligations of any Series, (c) any Pari-Passu Lien Secured Parties, refers to whether such Pari-Passu Lien Secured Parties are the Indenture Secured Parties, the LC Facility Secured Parties or the Additional Pari-Passu Lien Secured Parties and (d) any Pari-Passu Lien Credit Documents, refers to whether such Pari-Passu Lien Credit Documents are the Notes Documents, the LC Facility Documents or the Additional Pari-Passu Lien Credit Documents with respect to Additional Pari-Passu Lien Obligations of any Series.

“Collateral” means all assets of the Grantors now or hereafter subject to a Lien created pursuant to any Pari-Passu Lien Security Document to secure any Pari-Passu Lien Obligations.

“Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“Controlling Secured Parties” means, at any time with respect to any Shared Collateral, the Secured Parties of the same Class as the Authorized Representative that is the Applicable Authorized Representative with respect to such Shared Collateral at such time.

“Default” means a “Default” (or a similar event, however denominated) as defined in any Pari-Passu Lien Credit Document.

“DIP Financing” has the meaning assigned to such term in Section 2.07.

“DIP Financing Liens” has the meaning assigned to such term in Section 2.07.

“DIP Lenders” has the meaning assigned to such term in Section 2.07.

“Discharge” means, with respect to any Shared Collateral and Pari-Passu Lien Obligations of any Class (other than the LC Facility Obligations), the date on which Pari-Passu Lien Obligations of such Class are no longer secured by Liens on such Shared Collateral. The term “Discharged” shall have a corresponding meaning.

“Discharge of LC Facility Obligations” shall mean, except to the extent otherwise provided in Section 2.08, payment in full in cash (except for contingent indemnities and cost and reimbursement obligations to the extent no claim has been made) of (a) principal of and interest (including any Post-Petition Interest) and premium, if any, on all Indebtedness outstanding under the LC Facility Documents and, with respect to letters of credit outstanding thereunder, the obligations thereunder shall have been cash collateralized or other arrangements reasonably satisfactory to the Issuing Bank (as defined in the LC Facility Agreement) or applicable Participants (as defined in the LC Facility Agreement) under the LC Facility Documents in their sole discretion shall have been made with respect thereto, in each case concurrently with the termination of all commitments to issue or extend letters of credit, and (b) any other LC Facility Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid; provided, however, that the Discharge of LC Facility Obligations shall be deemed not to have occurred if such payments are made with the proceeds of other LC Facility Obligations that are used to modify, extend, refinance, renew, replace or refund such LC Facility Obligations. In the event the LC Facility Obligations are modified and such modified LC Facility Obligations are paid over time or otherwise modified pursuant to Section 1129 of the Bankruptcy Code, the LC Facility Obligations shall be deemed to be discharged when the final payment is made, in cash, in respect of such Indebtedness and any Obligations pursuant to such new Indebtedness shall have been satisfied.

“Event of Default” means an “Event of Default” (or a similar event, however denominated) as defined in any Pari-Passu Lien Credit Document.

“Excluded Land Collateral” means Property (as defined in the Collateral Management Agreement) located in a designated “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency) for the duration of such designation.

“Grantor Joinder Agreement” means a supplement to this Agreement substantially in the form of Exhibit II, appropriately completed.

“Grantors” means, at any time, the Issuers and each of their Subsidiaries that, at such time, has granted a security interest in any of its assets pursuant to any Pari-Passu Lien Security Document to secure any Pari-Passu Lien Obligations of any Class. The Persons that are Grantors on the date hereof are those Guarantors party hereto.

“Indenture” means the Indenture dated as of May 10, 2011 among the Issuers, the Trustee and the other parties thereto.

“Indenture Secured Parties” means the Persons holding Notes Obligations, including the Trustee.

“Insolvency or Liquidation Proceeding” means:

(a) any case commenced by or against any Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of any Grantor, any receivership or assignment for the benefit of creditors relating to any Grantor or any similar case or proceeding relative to any Grantor or its creditors, as such, in each case whether or not voluntary;

(b) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to any Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(c) any other proceeding of any type or nature in which substantially all claims of creditors of any Grantor are determined and any payment or distribution is or may be made on account of such claims.

“LC Facility Agreement” means the Letter of Credit Facility Agreement dated as of May 10, 2011, among the Company, the Corporate Issuer, the Guarantors party thereto, Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and as issuing bank, and the Participants party thereto.

“LC Facility Authorized Representative” has the meaning assigned to such term in the preamble hereto.

“LC Facility Documents” means (a) the LC Facility Agreement, the Security Documents (as such term is defined in the LC Facility Agreement), the Intercreditor Agreement and any other document designated by the Administrative Agent as an LC Facility Document and (b) any other related document or instrument executed and delivered pursuant to any LC Facility Document described in clause (a) evidencing or governing any LC Facility Obligations thereunder.

“LC Facility Obligations” has the meaning assigned to such term in the Security Agreement. LC Facility Obligations shall include Post-Petition Interest.

“LC Facility Secured Parties” means the holders of any LC Facility Obligations.

“Major Non-Controlling Authorized Representative” means, with respect to any Shared Collateral, the Authorized Representative of the same Class as the Class of the Specified Pari-Passu Lien Obligations (other than the Specified Pari-Passu Lien Obligations of the same Class as the Class of the Controlling Secured Parties with respect to such Shared Collateral) secured by valid and perfected Liens on such Shared Collateral the aggregate amount of which exceeds the aggregate amount of Specified Pari-Passu Lien Obligations of any other Class (other than the Specified Pari-Passu Lien Obligations of the same Class as the Class of the Controlling Secured Parties with respect to such Shared Collateral) secured by valid and perfected Liens on such Shared Collateral.

“Non-Controlling Authorized Representative” means, at any time with respect to any Shared Collateral, any Authorized Representative (other than the LC Facility Authorized Representative) that is not the Applicable Authorized Representative at such time with respect to such Shared Collateral.

“Non-Controlling Authorized Representative Enforcement Date” means, with respect to any Non-Controlling Authorized Representative in respect of any Shared Collateral, the date that is 90 days (throughout which 90-day period such Non-Controlling Authorized Representative was the Major Non-Controlling Authorized Representative with respect to such Shared Collateral) after the occurrence of both (a) an Event of Default (under and as defined in the Pari-Passu Lien Credit Document under which such Non-Controlling Authorized Representative is the Authorized Representative) and (b) the Collateral Agent’s and each other Authorized Representative’s receipt of written notice from such Non-Controlling Authorized Representative certifying that (i) such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative with respect to such Shared Collateral and that an Event of Default (under and as defined in the Pari-Passu Lien Credit Document under which such Non-Controlling Authorized Representative is the Authorized Representative) has occurred and is continuing and (ii) the Specified Pari-Passu Lien Obligations of the Class with respect to which such Non-Controlling Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the Pari-Passu Lien Credit Documents of such Class; provided, however, that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur (and shall be deemed not to have occurred for all purposes hereof) with respect to any Shared Collateral (A) at any time the Collateral Agent (pursuant to instructions from the LC Facility Representative or the Applicable Authorized Representative) has commenced and is diligently pursuing any enforcement action with respect to such Shared Collateral or (B) at any time the Grantor that has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Non-Controlling Secured Parties” means, at any time with respect to any Shared Collateral, the Specified Pari-Passu Lien Secured Parties that are not Controlling Secured Parties at such time with respect to such Shared Collateral.

“Notes” shall mean any securities issued under the Indenture.

“Notes Obligations” shall mean all Obligations in respect of the Notes or arising under the Notes Documents or any of them, including all fees and expenses of the Collateral Agent and the Trustee thereunder. Notes Obligations shall include Post-Petition Interest.

“Notes Documents” means (a) the Notes, the Indenture, the Pari-Passu Lien Security Documents and the Intercreditor Agreement and (b) any other related document or instrument executed and delivered pursuant to any Notes Document described in clause (a) evidencing or governing any Notes Obligations thereunder.

“Obligations” means with respect to any Indebtedness, all obligations (whether in existence on the Issue Date or arising afterwards, absolute or contingent, direct or indirect) for or in respect of principal (when due, upon acceleration, upon redemption, upon mandatory repayment or repurchase pursuant to a mandatory offer to purchase, or otherwise), premium, interest, penalties, fees, indemnification, reimbursement and other amounts payable and liabilities with respect to such Indebtedness, including all interest accrued or accruing after the commencement of any bankruptcy, insolvency or reorganization or similar case or proceeding at the contract rate (including, without limitation, any contract rate applicable upon default) specified in the relevant documentation, whether or not the claim for such interest is allowed as a claim in such case or proceeding.

“Pari-Passu Lien Credit Documents” means, collectively, (a) the Notes Documents, (b) the LC Facility Documents and (c) the Additional Pari-Passu Lien Credit Documents, in each case including such documents after giving effect to any increase, extension, renewal, replacement, restatement, supplement, restructuring, repayment, refunding or Refinancing of the Pari-Passu Lien Obligations corresponding thereto in accordance with Section 2.01(c).

“Pari-Passu Lien Obligations” means (a) the Notes Obligations, (b) the LC Facility Obligations and (c) the Additional Pari-Passu Lien Obligations.

“Pari-Passu Lien Secured Parties” means (a) the Indenture Secured Parties, (b) the LC Facility Secured Parties, (c) the Additional Pari-Passu Lien Secured Parties and (d) the Collateral Agent.

“Pari-Passu Lien Security Documents” means the Security Agreement and each other agreement entered into in favor of the Collateral Agent for the purpose of securing Pari-Passu Lien Obligations of any Class.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Possessory Collateral” means any Shared Collateral in the possession of the Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction.

“Post-Petition Interest” means any interest accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable state, federal or foreign law.

“Proceeds” has the meaning assigned to such term in Section 2.01(b).

“Real Property Collateral Management Agreement” means the Real Property Collateral Management Agreement dated as of May 10, 2011, among the Company, the Corporate Issuer and Wells Fargo Bank, National Association, as collateral agent for the Pari-Passu Lien Secured Parties.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, purchase, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness, in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Related Secured Parties” means, with respect to the Authorized Representative of any Class, the Pari-Passu Lien Secured Parties of such Class.

“Security Agreement” shall mean the Security Agreement dated as of May 10, 2011, among the Issuers, the Grantors party thereto and the Collateral Agent, as amended and restated or otherwise modified from time to time.

“Series”, when used in reference to Additional Pari-Passu Lien Obligations, refers to such Additional Pari-Passu Lien Obligations as shall have been issued or incurred pursuant to the same indentures or other agreements and with respect to which the same Person acts as the Authorized Representative.

“Shared Collateral” means, at any time, Collateral on which the Collateral Agent shall have at such time a valid and perfected Lien for the benefit of Pari-Passu Lien Secured Parties of any two or more Classes. If Pari-Passu Lien Obligations of more than two Classes are outstanding at any time, then any Collateral shall constitute Shared Collateral with respect to Pari-Passu Lien Obligations or Pari-Passu Lien Secured Parties of any Class only if the Collateral Agent has at such time a valid and perfected Lien on such Collateral securing Pari-Passu Lien Obligations of such Class for the benefit of the Pari-Passu Lien Secured Parties of such Class.

“Specified Pari-Passu Lien Obligations” means all Pari-Passu Lien Obligations other than the LC Facility Obligations.

“Specified Pari-Passu Lien Secured Parties” means the holders of all Specified Pari-Passu Lien Obligations.

“Trustee” has the meaning assigned to such term in the preamble hereto.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.03. Concerning the Collateral Agent and the Authorized Representatives. (a) Each acknowledgement, agreement, consent and waiver (whether express or implied) in this Agreement made by the Collateral Agent or the Trustee, whether on behalf of itself or, in the case of the Trustee, on behalf of any other Indenture Secured Party, is made in reliance on the authority granted to the Collateral Agent or the Trustee, respectively, pursuant to the authorization thereof under this Agreement and the Indenture, respectively. It is understood and agreed that the Collateral Agent and the Trustee shall not be responsible for or have any duty to ascertain or inquire into whether any other Indenture Secured Party is in compliance with the terms of this Agreement, and no party hereto or any other Pari-Passu Lien Secured Party shall have any right of action whatsoever against the Collateral Agent or the Trustee for any failure of any other Indenture Secured Party to comply with the terms hereof or for any other Indenture Secured Party taking any action contrary to the terms hereof.

(b) Each acknowledgement, agreement, consent and waiver (whether express or implied) in this Agreement made by the Authorized Representative of any Class not referred to in paragraph (a) above, whether on behalf of itself or any of its Related Secured Parties, is made in reliance on the authority granted to such Authorized Representative pursuant to the authorization thereof under the Pari-Passu Lien Credit Documents of such Class. It is understood and agreed that any such Authorized Representative shall not be responsible for or have any duty to ascertain or inquire into whether any of its Related Secured Parties is in compliance with the terms of this Agreement, and no party hereto or any other Pari-Passu Lien Secured Party shall have any right of action whatsoever against such Authorized Representative for any failure of any of its Related Secured Parties to comply with the terms hereof or for any of its Related Secured Parties taking any action contrary to the terms hereof.

ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

SECTION 2.01. Equal Priority. (a) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Lien on any Shared Collateral securing Pari-Passu Lien Obligations of any Class, and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, any other applicable law or any Pari-Passu Lien Credit Document, or any other circumstance whatsoever, each Authorized Representative, for itself and on behalf of its Related Secured Parties, agrees that valid and perfected Liens on any Shared Collateral securing Pari-Passu Lien Obligations of any Class shall be of equal priority with valid and perfected Liens on such Shared Collateral securing Pari-Passu Lien Obligations of each other Class.

(b) Each Authorized Representative, for itself and on behalf of its Related Secured Parties, agrees that, notwithstanding any provision of any Pari-Passu Lien Credit Document to the contrary (but subject to Sections 2.12, 2.13 and 2.14), if (i) an Event of Default shall have occurred and is continuing and such Authorized Representative or any of its Related Secured Parties is taking action to enforce rights or exercise remedies in respect of any Shared Collateral, (ii) any distribution is made in respect of any Shared Collateral in any Insolvency or Liquidation Proceeding or (iii) such Authorized Representative or any of its Related Secured Parties receives any payment with respect to any Shared Collateral pursuant to any intercreditor agreement (other than this Agreement), then the proceeds of any sale, collection or other liquidation of any Shared Collateral obtained by such Authorized Representative or any of its Related Secured Parties on account of such enforcement of rights or exercise of remedies, and any such distributions or payments received by such Authorized Representative or any of its Related Secured Parties (all such proceeds, distributions and payments being collectively referred to as “Proceeds”), shall be applied as follows:

(1) FIRST, to the payment of all agent’s fees and collateral management fees of the Collateral Agent and all fees, costs and expenses incurred by the Collateral Agent in connection with the collection of proceeds or sale of any Collateral or otherwise in connection with the Pari-Passu Lien Security Documents, the Real Property Collateral Management Agreement and this Agreement, including all court costs, the fees and expenses of its agents and legal counsel, all amounts payable in respect of Indemnified Liabilities (as defined in the Real Property Collateral Management Agreement) to the extent such Indemnified Liabilities are matured, payable and owing to the Collateral Agent and its related Indemnified Parties (as defined in the Real Property Collateral Management Agreement), the repayment of all advances made by the Collateral Agent on behalf of either of the Issuers or any Guarantor and any other costs or expenses incurred by the Collateral Agent in connection with the exercise of any right or remedy of any of the Pari-Passu Lien Secured Parties;

(2) SECOND, to the payment of all amounts owing to Authorized Representatives (in their capacity as such);

(3) THIRD, to the payment of all LC Facility Obligations (including obligations to provide cash collateral) on a pro rata basis based on the respective amounts of LC Facility Obligations then outstanding;

(4) FOURTH, to the payment of any Specified Pari-Passu Lien Obligations (including the Notes Obligations) on a pro rata basis based on the respective amounts of such Specified Pari-Passu Lien Obligations then outstanding; and

(5) FIFTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

(c) It is acknowledged that the Pari-Passu Lien Obligations of any Class may, subject to the limitations set forth in the Pari-Passu Lien Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in this Section 2.01 or the provisions of this Agreement defining the relative rights of the Pari-Passu Lien Secured Parties of any Class; provided, however, that upon the Refinancing of any Class of Pari-Passu Lien Obligations, the Authorized Representative of such Class shall provide prompt notice thereof to the Collateral Agent; and provided further, however, that upon the Refinancing of the LC

Facility Obligations in accordance with the terms of the LC Facility Documents, such notice shall identify the Person that shall succeed, and the parties hereto acknowledge that such identified Person shall be permitted to succeed, the LC Facility Authorized Representative in its capacity as such under this Agreement.

SECTION 2.02. Enforcement by the Collateral Agent. If (a) any Event of Default under the Indenture (or any event of default under the Pari-Passu Lien Credit Document for which the Applicable Authorized Representative is the Authorized Representative) or an Event of Default under the LC Facility Agreement shall have occurred and be continuing, (b) an Insolvency or Liquidation Proceeding with respect to either of the Issuers or any Guarantor is occurring or (c) the LC Facility Obligations have been accelerated pursuant to applicable law, the Collateral Agent shall act in relation to the Collateral in accordance with the instructions of (i) on or prior to the date of the Discharge of LC Facility Obligations, the LC Facility Authorized Representative and the Applicable Authorized Representative and (ii) after the date of the Discharge of LC Facility Obligations, the Applicable Authorized Representative.

(b) The Collateral Agent shall disregard any instructions from any other Person to exercise any right or remedy hereunder with respect to the Collateral if those instructions are inconsistent with this Agreement.

(c) Any Person entitled to instruct the Collateral Agent to exercise any right or remedy hereunder with respect to the Collateral may give or refrain from giving instructions to the Collateral Agent to exercise or refrain from exercising any right or remedy with respect to the Collateral as it sees fit in accordance with the other provisions of the Pari-Passu Lien Security Documents, the Real Property Collateral Management Agreement and this Agreement. Prior to the Discharge of LC Facility Obligations, each instruction to exercise any right or remedy with respect to the Collateral shall be accompanied by a certification by the instructing party or parties, as the case may be, that the requirements of Sections 2.02(d), 2.02(e) and 2.02(f) have been satisfied (together with such instruction, a “Certified Instruction”).

(d) Subject to paragraph (e) below, on or prior to the date of the Discharge of LC Facility Obligations, before giving any instructions to the Collateral Agent to exercise any right or remedy hereunder with respect to the Collateral, the LC Facility Authorized Representative and the Applicable Authorized Representative shall consult with one another and with the Collateral Agent in good faith, with a view to coordinating those instructions, for a period of up to 45 days or such shorter period as the LC Facility Authorized Representative and the Applicable Authorized Representative may agree (the “Initial Consultation Period”), which Initial Consultation Period shall commence, with respect to any such instruction, upon the LC Facility Authorized Representative or the Applicable Authorized Representative notifying both the Collateral Agent and the other such party that the relevant party seeks to provide a Certified Instruction to the Collateral Agent, and shall continue notwithstanding the failure of such other party to timely respond or engage in such consultation. For the avoidance of doubt, the Collateral Agent shall be entitled to rely on such notice to it (without any requirement to confirm that such notice has been given to such other party) in determining that the Initial Consultation Period has commenced.

(e) The LC Facility Authorized Representative and the Applicable Authorized Representative shall not be obligated to consult in accordance with paragraph (d) above if the LC Facility Authorized Representative and the Applicable Authorized Representative determine in good faith that to enter into such consultations and thereby delay the commencement of enforcement of the Collateral could reasonably be expected to have a material adverse effect on (A) their ability to enforce the Collateral or (B) the realization of any proceeds of any enforcement of the Collateral.

(f) The LC Facility Authorized Representative and the Applicable Authorized Representative hereby agree that shortening or eliminating the requirement of (in accordance with 2.02(d) and 2.02(e), respectively) the Initial Consultation Period with respect to any Certified Instruction is contingent upon the LC Facility Authorized Representative and the Applicable Authorized Representative jointly notifying the Collateral Agent to such effect.

(g) The Collateral Agent shall inform each Authorized Representative promptly upon receipt of any instructions under this Section 2.02 to initiate an Initial Consultation Period or Certified Instructions to exercise any right or remedy with respect to the Collateral. Prior to the Discharge of LC Facility Obligations, the Collateral Agent may rely upon any Certified Instruction in exercising any such right or remedy; provided, however, that it may not exercise any such right or remedy following its receipt of such Certified Instruction until the earlier of (a) the sixth Business Day after the date on which it has informed each Authorized Representative of such Certified Instruction under this Section 2.02 and (b) the date on which it has received a joint Certified Instruction from the LC Facility Authorized Representative and the Applicable Authorized Representative with respect to the exercise of such right or remedy.

SECTION 2.03. Competing Instructions to the Collateral Agent. (a) If (x) a Certified Instruction given to the Collateral Agent by the LC Facility Authorized Representative or the Applicable Authorized Representative conflicts with the Certified Instruction given to the Collateral Agent by the other such party or (y) the LC Facility Authorized Representative or the Applicable Authorized Representative contests any Certified Instruction by notifying the Collateral Agent prior to the sixth Business Day after receiving notice from the Collateral Agent of such Certified Instruction in accordance with Section 2.02(g): (i) the Collateral Agent shall promptly notify the LC Facility Authorized Representative and the Applicable Authorized Representative of such conflict; and (ii) following such notification, the LC Facility Authorized Representative and the Applicable Authorized Representative shall consult with one another in good faith for 15 days (the “Additional Consultation Period”) with a view to resolving such conflict; provided, however, that the Additional Consultation Period shall end immediately if the LC Facility Authorized Representative and the Applicable Authorized Representative determine in good faith (and give the Collateral Agent notice in writing prior to the commencement thereof) that such consultation and thereby the delay in the enforcement of the Collateral could reasonably be expected to have a material adverse effect on (A) their ability to enforce any of the Collateral or (B) the realization of any proceeds of any enforcement of the Collateral; provided, however, that any such Additional Consultation Period may only be shortened to the extent that the LC Facility Authorized Representative and the Applicable Authorized Representative jointly notify the Collateral Agent to such effect.

(b) If, following the end of the Additional Consultation Period, the Collateral Agent has not received joint instructions from the LC Facility Authorized Representative and the Applicable Authorized Representative, the Collateral Agent shall enforce the Collateral in accordance with the instructions of the LC Facility Authorized Representative as evidenced in the relevant Certified Instruction, notwithstanding any outstanding dispute as to any party’s compliance with the procedural requirements pertaining to the Initial Consultation Period, which Certified Instruction the Collateral Agent shall be entitled to rely upon in taking action to enforce rights or exercise remedies in respect of any Shared Collateral.

SECTION 2.04. Actions with Respect to Shared Collateral; Prohibition on Certain Contests. (a) Notwithstanding anything to the contrary in the Pari-Passu Lien Credit Documents (other than this Agreement), (i) only the Collateral Agent shall, and shall have the right to, exercise, or refrain from exercising, any rights, remedies and powers with respect to the Shared Collateral, including any action to enforce its security interest in or realize upon any Shared Collateral and any right, remedy or power with respect to any Shared Collateral under any intercreditor agreement (other than this Agreement), and then only on the instructions of the Applicable Authorized Representative and, if on or prior to the date of the Discharge of LC Facility Obligations, the LC Facility Authorized Representative, (ii) the Collateral Agent shall not be required to, and shall not, follow any instructions or directions with respect to Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) from any Authorized Representative (or the Related Secured Parties thereof), other than the Applicable Authorized Representative and, if on or prior to the date of the Discharge of LC Facility Obligations, the LC Facility Authorized Representative, and (iii) no Authorized Representative (or any Related Secured Parties thereof), other than the Applicable Authorized Representative and, if on or prior to the date of the Discharge of LC Facility Obligations, the LC Facility Authorized Representative, shall, or shall instruct the Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, take any other action to enforce its security interest in or realize upon, or exercise any other right, remedy or power with respect to (including any right, remedy or power under any intercreditor agreement other than this Agreement) any Shared Collateral, whether under any Pari-Passu Lien Credit Document, applicable law or otherwise, it being agreed that only the Collateral Agent, acting on the instructions of the Applicable Authorized Representative (and, if on or prior to the date of the Discharge of LC Facility Obligations, the LC Facility Authorized Representative) and in accordance with the applicable Pari-Passu Lien Security Documents, the Real Property Collateral Management Agreement and this Agreement, shall be entitled to take any such actions or exercise any such rights, remedies and powers with respect to Shared Collateral. Notwithstanding the equal priority of the Liens established under Section 2.01(a), the Collateral Agent (acting on the instructions of the Applicable Authorized Representative and, if on or prior to the date of the Discharge of LC Facility Obligations, the LC Facility Authorized Representative) may deal with the Shared Collateral as if the Class of Specified Pari-Passu Lien Obligations then represented by the Applicable Authorized Representative and, if on or prior to the date of the Discharge of LC Facility Obligations, the LC Facility Obligations, are the only Classes of Pari-Passu Lien Obligations outstanding. No Authorized Representative of any Class of Specified Pari-Passu Lien Obligations (other than the Applicable Authorized Representative), or the Related Secured Party thereof, may contest, protest or object to any foreclosure proceeding or action brought by the Collateral Agent (acting on the instructions of the Applicable Authorized Representative and, if on or prior to the date of the Discharge of LC Facility Obligations, the LC Facility Authorized Representative), or any other exercise by the Collateral Agent, the Applicable Authorized Representative, the Controlling Secured Parties, the LC Facility Authorized Representative or the LC Facility Secured Parties of any rights, remedies or powers with respect to the Shared Collateral. Nothing in this paragraph shall be construed to limit the rights and priorities of the Collateral Agent, any Authorized Representative or any other Pari-Passu Lien Secured Party with respect to any Collateral not constituting Shared Collateral.

(b) The Collateral Agent and each of the Authorized Representatives agrees that it will not accept any Lien on any asset of any Grantor securing Pari-Passu Lien Obligations of any Class for the benefit of any Pari-Passu Lien Secured Party of such Class other than a lien which the Company has certified is permitted by the Pari-Passu Lien Security Documents, the Pari-Passu Lien Credit Documents and this Agreement.

(c) Each of the Authorized Representatives agrees, for itself and on behalf of its Related Secured Parties, that neither such Authorized Representative nor its Related Secured Parties will (and each hereby waives any right to) challenge or contest or support any other Person in challenging or contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), (i) the validity, attachment, creation, perfection, priority or enforceability of a Lien held by or on behalf of the Collateral Agent or any other Authorized Representative or any of its Related Secured Parties in all or any part of the Collateral, (ii) the validity, enforceability or effectiveness of any Pari-Passu Lien Obligation of any Class, any Pari-Passu Lien Security Document of any Class or the Real Property Collateral Management Agreement or (iii) the validity, enforceability or effectiveness of the priorities, rights or duties established by, or other provisions of, any Pari-Passu Security Documents, this Agreement or the Real Property Collateral Management Agreement; provided, however, that nothing in this Agreement shall be construed to prevent or impair the rights of the Collateral Agent, any Authorized Representative or any of its Related Secured Parties to enforce this Agreement.

SECTION 2.05. No Interference; Payment Over. (a) Each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, agrees that (i) neither such Authorized Representative nor its Related Secured Parties will (and each hereby waives any right to) take or cause to be taken any action the purpose of which is, or could reasonably be expected to be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Collateral Agent, (ii) except as provided in Sections 2.02, 2.03 and 2.04, neither such Authorized Representative nor its Related Secured Parties shall have any right (A) to direct the Collateral Agent or any other Pari-Passu Lien Secured Party to exercise any right, remedy or power with respect to any Shared Collateral (including pursuant to any intercreditor agreement) or (B) to consent to the exercise by the Collateral Agent or any other Pari-Passu Lien Secured Party of any right, remedy or power with respect to any Shared Collateral, (iii) neither such Authorized Representative nor its Related Secured Parties will (and each hereby waives any right to) institute any suit or proceeding, or assert in any suit or proceeding any claim, against the Collateral Agent or any other Pari-Passu Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of the Collateral Agent, the Applicable Authorized Representative or any other Pari-Passu Lien Secured Party shall be liable for any action taken or omitted to be taken by the Collateral Agent, such Applicable Authorized Representative or such other Pari-Passu Lien Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, and (iv) neither such Authorized Representative nor its Related Secured Parties will (and each hereby waives any right to) seek to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Shared Collateral; provided, however, that nothing in this Agreement shall be construed to prevent or impair the rights of the Collateral Agent or any Authorized Representative or any of its Related Secured Parties to enforce this Agreement.

(b) Each Authorized Representative, on behalf of itself and its Related Secured Parties, agrees that if such Authorized Representative or any of its Related Secured Parties shall at any time after the occurrence and during the continuation of an Event of Default obtain possession of any Shared Collateral or receive any Proceeds (other than as a result of any application of Proceeds pursuant to Section 2.01(b)) at any time prior to the Discharge of LC Facility Obligations and the Discharge of Pari-Passu Lien Obligations of each other Class, (i) such Authorized Representative or its Related Secured Party, as the case may be, shall promptly inform each Authorized Representative thereof, (ii) such Authorized Representative or its Related Secured Party shall hold such Shared Collateral or Proceeds in trust for the benefit of the Pari-Passu Lien Secured Parties of any Class entitled thereto pursuant to Section 2.01 and (iii) such Authorized Representative or its Related Secured Party shall promptly transfer such Shared Collateral or Proceeds to the Collateral Agent for distribution in accordance with Section 2.01(b). Furthermore, in the event of any Insolvency or Liquidation Proceeding in which a determination is made that any Lien encumbering any Shared Collateral is not enforceable for any reason, each Authorized Representative (on behalf of itself and its Related Secured Parties) agrees that, prior to the Discharge of LC Facility Obligations and the Discharge of Pari-Passu Lien Obligations of each other Class, any distribution or recovery it may receive with respect to, or allocable to, the value of the assets intended to constitute such Shared Collateral or any proceeds thereof shall be segregated and held in trust and forthwith paid over to the Collateral Agent for the benefit of the Pari-Passu Lien Secured Parties (in accordance with Section 2.01, notwithstanding such determination) in the same form as received, without recourse, representation or warranty (other than a representation of such Authorized Representative that it has not otherwise sold, assigned or transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Collateral Agent and each Authorized Representative, on behalf of itself and its Related Secured Parties, agrees that if the Collateral Agent or such Authorized Representative (or any of its Related Secured Parties) shall at any time, other than when an Event of Default has occurred and is continuing, obtain possession of any Shared Collateral or receive any Proceeds (other than as a result of any application of Proceeds pursuant to Section 2.01(b)) thereof, the Collateral Agent or such Authorized Representative (or its Related Secured Party), as the case may be, will convey such Shared Collateral or Proceeds, as the case may be, to the Grantors.

SECTION 2.06. Automatic Release of Liens; Amendments to Pari-Passu Lien Security Documents. (a) Notwithstanding anything to the contrary in the Pari-Passu Lien Credit Documents or Pari-Passu Lien Security Documents (but subject to the provisions of Section 11.04 of the Indenture in the case of the release of the Collateral from the Liens of the Security Documents), if at any time the Collateral Agent forecloses upon or otherwise exercises rights, remedies and powers against any Shared Collateral resulting in a disposition thereof, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens on such Shared Collateral in favor of the Collateral Agent, for the benefit of the Pari-Passu Lien Secured Parties of all Classes, will automatically be released and discharged; provided, however, that any Proceeds realized therefrom shall be applied pursuant to Section 2.01(b).

(b) Each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, acknowledges and agrees that (i) the Collateral Agent may enter into any amendment or other modification to the Real Property Collateral Management Agreement or any Pari-Passu Lien Security Document so long as the Collateral Agent receives a certificate of the Issuers stating that such amendment or other modification is permitted by the terms of the Pari-Passu Lien Credit Documents of each Class and (ii) the Collateral Agent may enter into any amendment or other modification to the Real Property Collateral Management Agreement or any Pari-Passu Lien Security Document solely as such Pari-Passu Lien Security Document relates to Pari-Passu Lien Obligations of a particular Class so long as the Collateral Agent receives a certificate of the Issuers stating that (A) such amendment or modification is in accordance with the Pari-Passu Lien Credit Documents of such Class and (B) such amendment or modification does not adversely affect the interests of the Pari-Passu Lien Secured Parties of any other Class.

(c) Each Authorized Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such consents, confirmations, authorizations and other instruments as shall reasonably be requested by the Collateral Agent to evidence and confirm any release of Shared Collateral or amendment or modification to the Real Property Collateral Management Agreement or any Pari-Passu Lien Security Document provided for in this Section.

SECTION 2.07. Certain Agreements with Respect to Bankruptcy and Insolvency Proceedings. The Authorized Representative of each Class, for itself and on behalf of its Related Secured Parties, agrees that, if the Issuers or any other Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and shall, as debtor-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law or the use of cash collateral under Section 363 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, neither such Authorized Representative nor its Related Secured Parties will raise any objection to any such financing or to the Liens on the Shared Collateral securing any such financing (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, in each case unless the Applicable Authorized Representative or, if on or prior to the date of the Discharge of LC Facility Obligations, the LC Facility Authorized Representative, shall then oppose or object to such DIP Financing or such DIP Financing Liens or such use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the LC Facility Secured Parties or the Controlling Secured Parties, each Non-Controlling Secured Party (and, in the case of DIP Financing Liens senior to Liens on Shared Collateral for the benefit of the LC Facility Secured Parties, the Controlling Secured Parties) will subordinate its or their Liens (as applicable) with respect to such Shared Collateral on the same terms as the Liens of the LC Facility Secured Parties or the Controlling Secured Parties (as applicable, and in each case, other than any Liens of the LC Facility Secured Parties or Controlling Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the Pari-Passu Lien Obligations of the LC Facility Secured Parties or the Controlling Secured Parties, each Non-Controlling Secured Party (and, in the case of DIP Financing Liens that rank pari-passu with the Liens on any such Shared Collateral granted to secure the Pari-Passu Lien Obligations of the LC Facility Secured Parties, the Controlling Secured Parties) will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the Pari-Passu Lien Secured Parties of such Class retain the benefit of their Liens on all such Shared Collateral subject to the DIP Financing Liens, including proceeds thereof arising after the commencement of the Bankruptcy Case, with such Liens having the same priority with respect to Liens of the Pari-Passu Lien Secured Parties of any other Class (other than any Liens of the Pari-Passu Lien Secured Parties of such other Class constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the Pari-Passu Lien Secured Parties of such Class are granted Liens on any additional collateral provided to the Pari- Passu Lien Secured Parties of any other Class as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with such Liens having the same priority with respect to Liens of the Pari-Passu Lien Secured Parties of any other Class (other than any Liens of the Pari-Passu Lien Secured Parties of such other Class constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (C) if any amount of such DIP Financing or cash collateral is applied to repay any Pari-Passu Lien Obligations, such amount is applied in accordance with Section 2.01(b), and (D) if the Pari-Passu Lien Secured Parties of any Class are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied in accordance with Section 2.01(b); provided, however, that the Pari-Passu Lien Secured Parties of each Class shall have a right to object to the grant, as security for the DIP Financing, of a Lien on any Collateral subject to Liens in favor of the Pari-Passu Lien Secured Parties of such Class or its Authorized Representative that shall not constitute Shared Collateral; and provided further that any Pari-Passu Lien Secured Party receiving adequate protection granted in connection with the DIP Financing or such use of cash collateral shall not object to any other Pari-Passu Lien Secured Party receiving adequate protection comparable to any such adequate protection granted to such Pari-Passu Lien Secured Party.

SECTION 2.08. Reinstatement. If, in any Insolvency or Liquidation Proceeding or otherwise, all or part of any payment with respect to the Pari-Passu Lien Obligations of any Class previously made shall be rescinded for any reason whatsoever (including an order or judgment for disgorgement of a preference under the Bankruptcy Code or any similar law), then the terms and conditions of Article II shall be fully applicable thereto until all the Pari-Passu Lien Obligations of such Class shall again have been paid in full in cash.

SECTION 2.09. Insurance and Condemnation Awards. As between the Pari-Passu Lien Secured Parties, the Collateral Agent, acting at the instruction of the Applicable Authorized Representative and, if on or prior to the date of the Discharge of LC Facility Obligations, the LC Facility Authorized Representative (for the avoidance of doubt, subject to Sections 2.02 and 2.03), shall have the exclusive right, subject to the rights of the Grantors under the Pari-Passu Lien Security Documents, to settle and adjust claims in respect of Shared Collateral under policies of insurance covering or constituting Shared Collateral and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of the Shared Collateral; provided, however, that any Proceeds arising therefrom shall be subject to Section 2.01(b).

SECTION 2.10. Refinancings. The Pari-Passu Lien Obligations of any Class may be Refinanced, in whole or in part, in each case, without notice to, or the consent of, any Pari-Passu Lien Secured Party of any other Class, all without affecting the priorities provided for herein or the other provisions hereof; provided, however, that nothing in this Section shall affect any limitation on any such Refinancing that is set forth in the Pari-Passu Lien Credit Documents of any Class; and provided further, however, that, if any obligations of the Grantors in respect of such Refinancing Indebtedness shall be secured by Liens on any Shared Collateral, then such obligations and the holders thereof shall be subject to and bound by the provisions of this Agreement and the Authorized Representative of the holders of any such Refinancing Indebtedness shall have executed an Additional Authorized Representative Joinder Agreement.

SECTION 2.11. Possessory Collateral Agent as Gratuitous Bailee for Perfection. (a) The Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each Pari-Passu Lien Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Pari-Passu Lien Security Documents, in each case subject to the terms and conditions of this Section. Pending delivery to the Collateral Agent, each Authorized Representative agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each Pari-Passu Lien Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Pari-Passu Lien Security Documents, in each case, subject to the terms and conditions of this Section.

(b) The duties or responsibilities of the Collateral Agent and each Authorized Representative under this Section shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each Pari-Passu Lien Secured Party for purposes of perfecting the Lien held by such Pari-Passu Lien Secured Parties therein. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

SECTION 2.12. Permitted Priority Liens. The Pari-Passu Lien Secured Parties hereby authorize and instruct the Collateral Agent to, and the Collateral Agent hereby agrees that it shall, execute and deliver such lien subordination, non-disturbance, attornment and other similar agreements as the Company may from time to time request, in form and substance reasonably satisfactory to the Applicable Authorized Representative and, if on or prior to the date of the Discharge of LC Facility Obligations, the LC Facility Authorized Representative, so long as the Company delivers to the Collateral Agent an Officers’ Certificate certifying that the Lien or other encumbrance proposed to be made senior to the Pari-Passu Lien Obligations is permitted to be incurred under the Pari-Passu Lien Credit Documents and is a Permitted Priority Lien.

SECTION 2.13. Excluded Stock Collateral. Each Authorized Representative, for itself and on behalf of its Related Secured Parties, agrees that, notwithstanding any provision of any Pari-Passu Lien Credit Document to the contrary, if, prior to the Discharge of LC Facility Obligations, (i) an Event of Default shall have occurred and is continuing and such Authorized Representative or any of its Related Secured Parties is taking action to enforce rights or exercise remedies in respect of any Excluded Stock Collateral (as defined in the Security Agreement), (ii) any distribution is made in respect of any Excluded Stock Collateral in any Insolvency or Liquidation Proceeding or (iii) such Authorized Representative or any of its Related Secured Parties receives any payment with respect to any Excluded Stock Collateral pursuant to any intercreditor agreement (other than this Agreement), then the proceeds of any sale, collection or other liquidation of any Excluded Stock Collateral obtained by such Authorized Representative or any of its Related Secured Parties on account of such enforcement of rights or exercise of remedies, and any such distributions or payments received by such Authorized Representative or any of its Related Secured Parties shall be applied in accordance with clauses (1), (2), (3) and (5), but not clause (4), of Section 2.01(b).

SECTION 2.14. Excluded Land Collateral. Each Authorized Representative, for itself and on behalf of its Related Secured Parties, agrees that, notwithstanding any provision of any Pari-Passu Lien Credit Document to the contrary, if (i) an Event of Default shall have occurred and is continuing and such Authorized Representative or any of its Related Secured Parties is taking action to enforce rights or exercise remedies in respect of any Excluded Land Collateral, (ii) any distribution is made in respect of any Collateral in any Insolvency or Liquidation Proceeding or (iii) such Authorized Representative or any of its Related Secured Parties receives any payment with respect to any Excluded Land Collateral pursuant to any intercreditor agreement (other than this Agreement), then the proceeds of any sale, collection or other liquidation of any Excluded Land Collateral obtained by such Authorized Representative or any of its Related Secured Parties on account of such enforcement of rights or exercise of remedies, and any such distributions or payments received by such Authorized Representative or any of its Related Secured Parties shall be applied in accordance with clauses (1), (2), (4) and (5), but not clause (3), of Section 2.01(b).

SECTION 2.15. Miscellaneous. Unless and until otherwise instructed by an Authorized Representative, the Collateral Agent may consider all Collateral as Shared Collateral. Each Authorized Representative hereby agrees that (i) upon a change in the Authorized Representative serving as Applicable Authorized Representative, the incumbent Applicable Authorized Representative shall provide prompt notice to the Collateral Agent as to the successor thereof, (ii) upon the assignment of any party’s rights and obligations under this Agreement, the assigning party shall provide prompt notice to the Collateral Agent as to the assignee thereof and (iii) upon a change in the principal amount outstanding of any Class of Specified Pari Passu-Lien Obligations, the Applicable Authorized Representative shall notify the Collateral Agent as to such change. Furthermore, the LC Facility Authorized Representative hereby agrees to provide prompt notice to the Collateral Agent upon the Discharge of LC Facility Obligations.

ARTICLE III

Determinations with Respect to Obligations and Liens

Whenever, in connection with the exercise of its rights or the performance of its obligations hereunder, the Collateral Agent or the Authorized Representative of any Class shall be required to determine the existence or amount of any Pari-Passu Lien Obligations of any Class, or the Shared Collateral subject to any Lien securing the Pari-Passu Lien Obligations of any Class (and whether such Lien constitutes a valid and perfected Lien), it may request that such information be furnished to it in writing by the Authorized Representative of such Class and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if, notwithstanding such request, the Authorized Representative of the applicable Class shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral

Agent or Authorized Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon an Officers’ Certificate. The Collateral Agent and each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any Pari-Passu Lien Secured Party or any other Person as a result of such determination or any action or not taken pursuant thereto.

ARTICLE IV

Concerning the Collateral Agent

SECTION 4.01. Appointment and Authority. (a) Each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, hereby irrevocably appoints Wells Fargo Bank, National Association to act as the Collateral Agent hereunder and under each of the Pari-Passu Lien Security Documents and the Real Property Collateral Management Agreement, and authorizes the Collateral Agent to take such actions and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, including for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any Grantor to secure any of the Pari-Passu Lien Obligations, together with such actions and powers as are reasonably incidental thereto (including, for the avoidance of doubt, (i) entering into the Real Property Collateral Management Agreement and (ii) establishing and maintaining accounts at such banking institutions necessary or appropriate to receive and distribute Proceeds in accordance with Section 2.01 and the Pari-Passu Lien Security Documents and the Real Property Collateral Management Agreement). In addition, to the extent required under the laws of any jurisdiction other than the United States, each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, hereby grants to the Collateral Agent any required powers of attorney to execute any Pari-Passu Lien Security Document governed by the laws of such jurisdiction on such Pari-Passu Lien Secured Party’s behalf. Without limiting the generality of the foregoing, the Collateral Agent is hereby expressly authorized to execute any and all documents (including releases) with respect to the Shared Collateral, and the rights of the Pari-Passu Lien Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Pari-Passu Lien Security Documents.

(b) Each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, acknowledges and agrees that the Collateral Agent shall be entitled, for the benefit of the Pari-Passu Lien Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the Pari-Passu Lien Security Documents and the Real Property Collateral Management Agreement, without regard to any rights, remedies or powers to which the Non-Controlling Secured Parties would otherwise be entitled to as a result of their Non-Controlling Secured Obligations. Without limiting the foregoing, each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, agrees that none of the Collateral Agent, the Applicable Authorized Representative, the LC Facility

Authorized Representative or any other Pari-Passu Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the Pari-Passu Lien Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any Pari-Passu Lien Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation. Each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, waives any claim they may now or hereafter have against the Collateral Agent or the Authorized Representative or any Pari-Passu Lien Secured Party of any other Class arising out of (i) any actions that the Collateral Agent or any such Authorized Representative or Pari-Passu Lien Secured Party takes or omits to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale or other disposition, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Pari-Passu Lien Obligations from any account debtor, guarantor or any other party) in accordance with the Pari-Passu Lien Security Documents or the Real Property Collateral Management Agreement or any other agreement related thereto or to the collection of the Pari-Passu Lien Obligations or the valuation, use, protection or release of any security for the Pari-Passu Lien Obligations, (ii) any election by any Applicable Authorized Representative, LC Facility Authorized Representative or Pari-Passu Lien Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.07, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law by, the Issuers or any of its Subsidiaries, as debtor-in-possession. Notwithstanding any other provision of this Agreement, the Collateral Agent shall not accept any Shared Collateral in full or partial satisfaction of any Pari-Passu Lien Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction without the consent of each Authorized Representative representing Pari-Passu Lien Secured Parties for whom such Collateral constitutes Shared Collateral.

(c) Each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, acknowledges and agrees that, upon any other obligations being designated hereunder as Additional Pari-Passu Lien Obligations or any other Person becoming an Additional Authorized Representative or any other Persons becoming Additional Pari-Passu Lien Secured Parties, the Collateral Agent will continue to act in its capacity as Collateral Agent in respect of the then existing Authorized Representatives and Pari-Passu Lien Secured Parties and such Additional Authorized Representative and Additional Pari-Passu Lien Secured Parties.

SECTION 4.02. Rights as a Pari-Passu Lien Secured Party. The Person serving as the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Pari-Passu Lien Secured Party of any Class as any other Pari-Passu Lien Secured Party of such Class and may exercise the same as though it were not the

Collateral Agent and the term “Pari-Passu Lien Secured Party”, “Pari-Passu Lien Secured Parties”, “Indenture Secured Party”, “Indenture Secured Parties”, “Additional Pari-Passu Lien Secured Party” or “Additional Pari-Passu Lien Secured Parties”, as applicable, shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Collateral Agent hereunder in its individual capacity. The Person serving as the Collateral Agent and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Issuers or any of their Subsidiaries or any other Affiliate thereof as if such Person were not the Collateral Agent hereunder and without any duty to account therefor to any other Pari-Passu Lien Secured Party.

SECTION 4.03. Exculpatory Provisions. The Collateral Agent shall not have any duties or obligations except those expressly set forth herein and in the other Pari-Passu Lien Security Documents and the Real Property Collateral Management Agreement. Without limiting the generality of the foregoing, the Collateral Agent:

(i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing;

(ii) shall not have any duty to take or refrain from taking any discretionary action or exercise or refrain from exercising any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the Pari-Passu Lien Security Documents or the Real Property Collateral Management Agreement that the Collateral Agent is required to exercise as directed in writing by the Applicable Authorized Representative and, if on or prior to the date of the Discharge of LC Facility Obligations, the LC Facility Authorized Representative; provided, however, that the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Collateral Agent, its agent or counsel to liability or that is contrary to any Pari-Passu Lien Security Document or applicable law;

(iii) shall not be under any obligation to exercise any of the rights or powers vested in it hereby or by the Pari-Passu Lien Security Documents or the Real Property Collateral Management Agreement as directed in writing by the Applicable Authorized Representative and, if on or prior to the date of the Discharge of LC Facility Obligations, the LC Facility Authorized Representative, unless such Authorized Representative has offered to the Collateral Agent reasonable security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

(iv) shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder, or in the exercise of its rights or powers, unless it receives indemnity satisfactory to it against any loss, liability or expense;

(v) may rely upon and enforce for its own benefit each and all of the rights, powers, immunities, indemnities and benefits of the Trustee under Article VII of the Indenture, each of which shall also be deemed to be for the benefit of the Collateral Agent;

(vi) shall not, except as expressly set forth in this Agreement, the Real Property Collateral Management Agreement and in the Pari-Passu Lien Security Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Issuers or any of their Subsidiaries or any of their respective Affiliates that is communicated to or obtained by the Person serving as the Collateral Agent or any of its Affiliates in any capacity;

(v) shall not be liable for any action taken or not taken by it (A) with the consent or at the request of (in accordance with the provisions of this Agreement) the Applicable Authorized Representative or the LC Facility Authorized Representative, (B) in the absence of its own gross negligence or wilful misconduct or (C) in reliance on an Officers’ Certificate stating that such action is permitted by the terms of this Agreement;

(vi) shall be deemed not to have knowledge of any Default or Event of Default under any Pari-Passu Lien Credit Documents of any Class unless and until notice describing such Default or Event Default is given to the Collateral Agent by the Authorized Representative of such Class or the Issuers in accordance with the applicable Pari-Passu Lien Credit Document;

(vii) shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with this Agreement or any Pari-Passu Lien Security Document or the Real Property Collateral Management Agreement, (B) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (D) the validity, enforceability, effectiveness or genuineness of this Agreement, any Pari-Passu Lien Security Document, the Real Property Collateral Management Agreement or any other agreement, instrument or document, or the validity, attachment, creation, perfection, priority or enforceability of any Lien purported to be created by the Pari-Passu Lien Security Documents, (E) the value or the sufficiency of any Collateral for Pari-Passu Lien Obligations of any Class or (F) the satisfaction of any condition set forth in any Pari-Passu Lien Credit Document, any Pari Passu Lien Security Document or the Real Property Collateral Management Agreement, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent; and

(viii) shall be deemed not to have knowledge of the Discharge of LC Facility Obligations, a change in the principal amounts of the Classes of Specified Pari Passu Lien Obligations, the identity of any Authorized Representative or the identity of the Authorized Representative serving as Applicable Authorized Representative until notice of such Discharge or change is given to the Collateral Agent in accordance with Section 2.15.

SECTION 4.04. Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely, and shall not incur any liability for relying, upon any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Collateral Agent also shall be entitled to rely, and shall not incur any liability for relying, upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person. The Collateral Agent may consult with legal counsel of its selection (who may be counsel for the Issuers, any other Grantor or any Authorized Representative), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 4.05. Delegation of Duties. The Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Pari-Passu Lien Security Document or the Real Property Collateral Management Agreement by or through any one or more sub-agents appointed by the Collateral Agent and the Collateral Agent shall not be responsible for any misconduct or negligence of any such sub-agent appointed with due care. The Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Affiliates of the Collateral Agent and any such sub-agent, and shall apply to their respective activities as the Collateral Agent.

SECTION 4.06. Resignation of Collateral Agent. The Collateral Agent may at any time give notice of its resignation as Collateral Agent under this Agreement, the Real Property Collateral Management Agreement and the Pari-Passu Lien Security Documents to each Authorized Representative and the Company. Upon receipt of any such notice of resignation, the Applicable Authorized Representative (and, if on or prior to the date of the Discharge of LC Facility Obligations, the LC Facility Authorized Representative) shall have the right, in consultation with the Company, to appoint a successor. If no such successor shall have been so appointed by the Applicable Authorized Representative (and, if on or prior to the date of the Discharge of LC Facility Obligations, by the LC Facility Authorized Representative) and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Pari-Passu Lien Secured Parties, appoint a successor Collateral Agent reasonably satisfactory to the Applicable Authorized Representative (and, if on or prior to the date of the Discharge of LC Facility Obligations, the LC Facility Authorized Representative); provided, however, that if the Collateral Agent shall notify each Authorized Representative and the Company that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring

Collateral Agent shall be discharged from its duties and obligations hereunder and under the Pari-Passu Lien Security Documents and the Real Property Collateral Management Agreement (except that in the case of any Collateral held by the Collateral Agent on behalf of the Pari-Passu Lien Secured Parties under any Pari-Passu Lien Security Document, the retiring Collateral Agent shall continue to hold such Collateral solely for purposes of maintaining the perfection of the security interests of the Pari-Passu Lien Secured Parties therein until such time as a successor Collateral Agent is appointed but with no obligation to take any further action at the request of the Applicable Authorized Representative or any other Pari-Passu Lien Secured Parties) and (b) all payments, communications and determinations provided to be made by, to or through the Collateral Agent shall instead be made by or to each Authorized Representative directly, until such time as the Applicable Authorized Representative and, if on or prior to the date of the Discharge of LC Facility Obligations, the LC Facility Authorized Representative, appoint a successor Collateral Agent as provided above. Upon the acceptance of a successor’s appointment as Collateral Agent hereunder and under the Pari-Passu Lien Security Documents and the Real Property Collateral Management Agreement, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Collateral Agent, and the retiring Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the Pari-Passu Lien Security Documents and the Real Property Collateral Management Agreement (if not already discharged therefrom as provided above). Notwithstanding the resignation of the Collateral Agent hereunder and under the Pari-Passu Lien Security Documents and the Real Property Collateral Management Agreement, the provisions of this Article and the equivalent provision of any Additional Pari-Passu Lien Credit Document shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Secured Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting as Collateral Agent. Upon any notice of resignation of the Collateral Agent hereunder and under the Pari-Passu Lien Security Documents and the Real Property Collateral Management Agreement, the Company agrees to use commercially reasonable efforts to transfer (and maintain the validity and priority of) the Liens in favor of the retiring Collateral Agent under the Pari-Passu Lien Security Documents to the successor Collateral Agent.

SECTION 4.07. Collateral Matters. Each of the Pari-Passu Lien Secured Parties irrevocably authorizes and directs the Collateral Agent:

(a) to release any Lien on any property granted to or held by the Collateral Agent under any Pari-Passu Lien Security Document or the Real Property Collateral Management Agreement in accordance with Sections 2.04 and 2.06, in accordance with the Real Property Collateral Management Agreement or upon receipt of an Officers’ Certificate stating that such release is permitted by the terms of the Pari-Passu Lien Credit Documents; and

(b) to release any Grantor from its obligations under the Pari-Passu Lien Security Documents or the Real Property Collateral Management Agreement upon receipt of an Officers’ Certificate and Opinion of Counsel stating that such release is permitted by the terms of the Pari-Passu Lien Credit Documents; neither of which shall require the instruction of any Authorized Representative in accordance with Section 2.02 or 2.03.

ARTICLE V

No Liability

SECTION 5.01. Information. Neither the Collateral Agent nor the Authorized Representative or Pari-Passu Lien Secured Parties of any Class shall have any duty to disclose to any Pari-Passu Lien Secured Party of any other Class any information relating to the Issuers or any of their Subsidiaries, or any other circumstance bearing upon the risk of nonpayment of any of the Pari-Passu Lien Obligations, that is known or becomes known to any of them or any of their Affiliates. If the Collateral Agent or the Authorized Representative or any Pari-Passu Lien Secured Party of any Class, in its sole discretion, undertakes at any time or from time to time to provide any such information to, as the case may be, the Authorized Representative or any Pari-Passu Lien Secured Party of any other Class, it shall be under no obligation (i) to make, and shall not be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion or (iii) to undertake any investigation.

SECTION 5.02. No Warranties or Liability. (a) Each Authorized Representative, for itself and on behalf of its Related Secured Parties, acknowledges and agrees that neither the Collateral Agent nor the Authorized Representative or any Pari-Passu Lien Secured Party of any other Class has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Pari-Passu Lien Credit Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The Authorized Representative and the Pari-Passu Lien Secured Parties of any Class will be entitled to manage and supervise their loans and other extensions of credit in the manner determined by them.

(b) No Authorized Representative or Pari-Passu Lien Secured Parties of any Class shall have any express or implied duty to the Authorized Representative or any Pari-Passu Lien Secured Party of any other Class to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of a Default or an Event of Default under any Pari-Passu Lien Credit Document (other than, in each case, this Agreement), regardless of any knowledge thereof that they may have or be charged with.

ARTICLE VI

Additional Pari-Passu Lien Obligations

The Issuers may, at any time and from time to time, subject to any limitations contained in the Pari-Passu Lien Credit Documents in effect at such time, designate additional Indebtedness and related obligations that are, or are to be, secured by

Liens on any assets of either of the Issuers or any other Grantor that would, if such Liens were granted, constitute Shared Collateral as “Additional Pari-Passu Lien Obligations” by delivering to the Collateral Agent and each Authorized Representative party hereto at such time an Officers’ Certificate:

(a) describing the Indebtedness and other obligations being designated as Additional Pari-Passu Lien Obligations, and including a statement of the maximum aggregate outstanding principal amount of such Indebtedness as of the date of such certificate;

(b) setting forth the Additional Pari-Passu Lien Credit Documents under which such Additional Pari-Passu Lien Obligations are issued or incurred or the guarantees of such Additional Pari-Passu Lien Obligations are, or are to be, created, and attaching copies of such Additional Pari-Passu Lien Credit Documents as each Grantor has executed and delivered to the Person that serves as the administrative agent, trustee or a similar representative for the holders of such Additional Pari-Passu Lien Obligations (such Person being referred to as the “Additional Authorized Representative”) with respect to such Additional Pari-Passu Lien Obligations on the closing date of such Additional Pari-Passu Lien Obligations, certified as being true and complete by an Officers’ Certificate;

(c) identifying the Person that serves as the Additional Authorized Representative;

(d) certifying that the incurrence of such Additional Pari-Passu Lien Obligations, the creation of the Liens securing such Additional Pari-Passu Lien Obligations and the designation of such Additional Pari-Passu Lien Obligations as “Additional Pari-Passu Lien Obligations” hereunder do not violate or result in a default under any provision of any Pari-Passu Lien Credit Documents in effect at such time;

(e) certifying that the Additional Pari-Passu Lien Credit Documents authorize the Additional Authorized Representative to become a party hereto by executing and delivering an Additional Authorized Representative Joinder Agreement and provide that upon such execution and delivery, such Additional Pari-Passu Lien Obligations and the holders thereof shall become subject to and bound by the provisions of this Agreement; and

(f) attaching a fully completed Authorized Representative Joinder Agreement executed and delivered by the Additional Authorized Representative.

Upon the delivery of such certificate and the related attachments as provided above, the obligations designated in such notice as “Additional Pari-Passu Lien Obligations” shall become Additional Pari-Passu Lien Obligations for all purposes of this Agreement.

ARTICLE VII

Miscellaneous

SECTION 7.01. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a) if to any Grantor, to it (or, in the case of any Grantor other than the Company, to it in care of the Company) at 655 Brea Canyon Road, Walnut, California 91788-0487, Attention of Chief Financial Officer (Fax No. (909) 869-0849);

(b) if to the Collateral Agent, to it at Wells Fargo Bank, National Association, 45 Broadway, 14th Floor, New York, NY 10006, Fax 212-515-1589, Attn: Julius Zamora;

(c) if to the Trustee (in its capacity as the Authorized Representative of the Indenture Secured Parties), to it at 707 Wilshire Blvd, 17th Floor, Los Angeles, CA 90017, Attention: Corporate Trust Department;

(d) if to the LC Facility Authorized Representative, to it at Credit Suisse, Eleven Madison Avenue, New York, NY 10010, Attention of Agency Group (Fax No. (212) 325-8304); and

(e) if to any other Additional Authorized Representative, to it at the address set forth in the applicable Joinder Agreement.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by facsimile or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section or in accordance with the latest unrevoked direction from such party given in accordance with this Section. As agreed to in writing by any party hereto from time to time, notices and other communications to such party may also be delivered by e-mail to the e-mail address of a representative of such party provided from time to time by such party.

SECTION 7.02. Waivers; Amendment; Joinder Agreements. (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or otherwise modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and each Authorized Representative then party hereto; provided, however, that no such agreement shall by its terms amend, modify or otherwise affect the rights or obligations of any Grantor without the Company’s prior written consent; provided further, however, that (i)(A) without the consent of any party hereto other than the Issuers, this Agreement may be supplemented by an Authorized Representative Joinder Agreement, and an Additional Authorized Representative may become a party hereto, in accordance with Article VI, and (B) without the consent of any party hereto, this Agreement may be supplemented by a Grantor Joinder Agreement, and a Subsidiary may become a party hereto, in accordance with Section 7.13, and (ii) in connection with any Refinancing of Pari-Passu Lien Obligations of any Class, or the incurrence of Additional Pari-Passu Lien Obligations of any Class, the Collateral Agent and the Authorized Representatives then party hereto shall enter (and are hereby authorized to enter without the consent of any other Pari-Passu Lien Secured Party), at the request of the Collateral Agent, any Authorized Representative or the Company, into such amendments or modifications of this Agreement as are reasonably necessary to reflect such Refinancing or such incurrence and are reasonably satisfactory to the Collateral Agent and each such Authorized Representative.

SECTION 7.03. Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Pari-Passu Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 7.04. Effectiveness; Survival. This Agreement shall become effective when executed and delivered by the parties hereto. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement. This Agreement shall continue in full force and effect notwithstanding the commencement of any Insolvency or Liquidation Proceeding against the Issuers or any of their Subsidiaries. The reimbursement and indemnification obligations in favor of Collateral Agent hereunder, including without limitation the items set forth in 2.01(b)(FIRST) shall remain operative and in full force and effect regardless of the termination of this Agreement or any Note Documents or LC Facility Documents, the consummation of the transactions contemplate hereby and thereby and payment of the obligations thereunder.

SECTION 7.05. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 7.06. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.07. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

SECTION 7.08. Submission to Jurisdiction Waivers; Consent to Service of Process. The Collateral Agent and each Authorized Representative, for itself and on behalf of its Related Secured Parties, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the Pari-Passu Lien Security Documents and the Real Property Collateral Management Agreement, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Authorized Representative) at the address referred to in Section 7.01;

(d) agrees that nothing herein shall affect the right of any other party hereto (or any Pari-Passu Lien Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any Pari-Passu Lien Secured Party) to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

SECTION 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 7.10. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.11. Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement (including Section 2.06 hereof) and the provisions of any of the Pari-Passu Lien Credit Documents, the provisions of this Agreement shall control.

SECTION 7.12. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Pari-Passu Lien Secured Parties in relation to one another. Except as expressly provided in this Agreement, none of the Company, any other Grantor, any other Subsidiary or any other creditor of any of the foregoing shall have any rights or obligations hereunder, and none of the Company, any other Grantor or any other Subsidiary may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor, which are absolute and unconditional, to pay the Pari-Passu Lien Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 7.13. Additional Grantors. In the event any Subsidiary of the Company shall have granted a Lien on any of its assets to secure any Pari-Passu Lien Obligations, the Company shall cause such Subsidiary, if not already a party hereto, to become a party hereto as a “Grantor”. Upon the execution and delivery by any such Subsidiary of a Grantor Joinder Agreement, such Subsidiary shall become a party hereto and a Grantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other party hereto. The rights and obligations of each party hereto shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 7.14. Integration. This Agreement, together with the other Pari-Passu Lien Credit Documents, represents the agreement of each of the Grantors and the Pari-Passu Lien Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any Grantor, the Collateral Agent or any other Pari-Passu Lien Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Pari-Passu Lien Credit Documents.

SECTION 7.15. Further Assurances. Each of the Collateral Agent, each Authorized Representative and the Grantors agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the Collateral Agent or any Authorized Representative may reasonably request, to effectuate the terms of this Agreement, including the relative Lien priorities provided for herein.

SECTION 7.16. Security Agreement. In addition to the foregoing rights, in acting hereunder and by virtue of this Agreement, the Collateral Agent shall have all of the rights, protections and immunities granted to it under the Security Agreement, all of which are incorporated by reference herein.

IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent,

by	/s/ Julius R. Zamora
Name: Julius R. Zamora
Title: Vice President

[Signature Page to Intercreditor Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Authorized Representative for the Indenture Secured Parties solely in its capacity as Trustee under the Indenture,

by	/s/ Maddy Hall
Name: Maddy Hall
Title: Vice President

[Signature Page to Intercreditor Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,

by	/s/ Bill O’Daly
Name: BILL O’DALY
Title: DIRECTOR

by	/s/ Sanja Gazahi
Name: Sanja Gazahi
Title: Associate

[Signature Page to Intercreditor Agreement]

SHEA HOMES LIMITED PARTNERSHIP, a California limited partnership

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA HOMES FUNDING CORP., a Delaware corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Chief Financial Officer and Treasurer

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Vice President

[Signature Page to Intercreditor Agreement]

GUARANTORS:

HIGHLANDS RANCH DEVELOPMENT CORPORATION, a Colorado corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

MONTY GREEN HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

MOUNTAINBROOK VILLAGE COMPANY, an Arizona corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Intercreditor Agreement]

SAND CREEK CATTLE COMPANY, a Colorado corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SERENADE AT NATOMAS, LLC, a California limited liability company

By:	Shea Homes, Inc., a Delaware corporation, Its sole Member

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Intercreditor Agreement]

SEVILLE GOLF AND COUNTRY CLUB, LLC, an Arizona limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member and Manager

By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Intercreditor Agreement]

SHEA BREA DEVELOPMENT, LLC, a Delaware limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member and Manager

By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Intercreditor Agreement]

SHEA CAPITAL II, LLC, a Delaware limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Manager

By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA COMMUNITIES MARKETING COMPANY, a Delaware corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Intercreditor Agreement]

SHEA FINANCIAL SERVICES, INC., a California corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA HOMES, INC., a Delaware corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA HOMES AT MONTAGE, LLC, a California limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Intercreditor Agreement]

SHEA HOMES SOUTHWEST, INC., an Arizona corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA HOMES VANTIS, LLC, a California limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA INSURANCE SERVICES, INC., a California corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Intercreditor Agreement]

SHEA LA QUINTA LLC, a California limited liability company

By:	Shea Homes, Inc., a Delaware corporation, Its sole Member

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA NINTH AND COLORADO, LLC, a Colorado limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its sole Member and Manager

By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Intercreditor Agreement]

SHEA OTAY VILLAGE 11, LLC, a California limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member

By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Intercreditor Agreement]

SHEA PROCTOR VALLEY, LLC, a California limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member

By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Intercreditor Agreement]

SHEA PROPERTIES OF COLORADO, INC., a Colorado corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA RIVERMARK VILLAGE, LLC, a California limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member and Manager

By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

BY:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Intercreditor Agreement]

SHEA TONNER HILLS, LLC, a Delaware limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its sole Member and Manager

By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

BY:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA VICTORIA GARDENS, LLC, a Florida limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Intercreditor Agreement]

SH JUBILEE, LLC, a Delaware limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SH JUBILEE MANAGEMENT, LLC, a Delaware limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Intercreditor Agreement]

SHI JV HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ James G. Shontere
Name:James G. Shontere Title: Secretary

By:	/s/ Robert R. O’Dell
Name:Robert R. O’Dell Title: Treasurer

SHLP JV HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ James G. Shontere
Name:James G. Shontere Title: Secretary

By:	/s/ Robert R. O’Dell
Name:Robert R. O’Dell Title: Treasurer

[Signature Page to Intercreditor Agreement]

TOWER 104 GATHERING, LLC, a Colorado limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member and Manager

By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

By:	/s/ James G. Shontere
Name: James G. Shontere Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Intercreditor Agreement]

TOWER 104 OIL, LLC, a Colorado limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member and Manager

By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Intercreditor Agreement]

TRILOGY ANTIOCH, LLC, a California limited liability company

By:	SHEA CAPITAL II, LLC, a Delaware limited liability company, Its sole Member

By:	Shea Homes Limited Partnership, a California limited partnership, Its Manager

By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

UDC ADVISORY SERVICES, INC., an Illinois corporation

By:	/s/ James G. Shontere
Name: James G. Shontere Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell Title: Treasurer

[Signature Page to Intercreditor Agreement]

UDC HOMES CONSTRUCTION, INC., an Arizona corporation

By:	/s/ James G. Shontere
Name:James G. Shontere Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell Title: Treasurer

VISTANCIA CONSTRUCTION, LLC, a Delaware limited liability company

By:	Shea Homes Southwest, Inc., an Arizona corporation, Its Manager

By:	/s/ James G. Shontere
Name: James G. Shontere Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell Title: Treasurer

VISTANCIA MARKETING, LLC, a Delaware limited liability company

By:	Shea Homes Southwest, Inc., an Arizona corporation, Its Manager

By:	/s/ James G. Shontere
Name: James G. Shontere Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell Title: Treasurer

[Signature Page to Intercreditor Agreement]

EXHIBIT I to

INTERCREDITOR AGREEMENT

[FORM OF] ADDITIONAL AUTHORIZED REPRESENTATIVE AGENT JOINDER AGREEMENT NO. [         ] dated as of [         ], [         ] (this “Joinder Agreement”) to the INTERCREDITOR AGREEMENT dated as of May 10, 2011 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among SHEA HOMES LIMITED PARTNERSHIP, a California limited partnership (the “Company”), SHEA HOMES FUNDING CORP., a Delaware corporation (together with the Company, the “Issuers”), the other GRANTORS party thereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent for the Pari-Passu Lien Secured Parties (in such capacity, the “Collateral Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Authorized Representative for the Indenture Secured Parties in its capacity as trustee under the Indenture, CREDIT SUISSE AG, as the Authorized Representative for the LC Facility Secured Parties, and each Additional Authorized Representative from time to time party thereto, as the Authorized Representative for any Pari-Passu Lien Secured Parties of any other Class.

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

The Issuers and the other Grantors propose to issue or incur “Additional Pari-Passu Lien Obligations” designated by the Issuers as such in accordance with Article VI of the Intercreditor Agreement in an Officers’ Certificate delivered concurrently herewith to the Collateral Agent and the Authorized Representatives (the “Additional Pari-Passu Lien Obligations”). The Person identified in the signature pages hereto as the “Additional Authorized Representative” (the “Additional Authorized Representative”) will serve as the administrative agent, trustee or a similar representative for the holders of the Additional Pari-Passu Lien Obligations (the “Additional Pari-Passu Lien Secured Parties”).

The Additional Authorized Representative wishes, in accordance with the provisions of the Intercreditor Agreement, to become a party to the Intercreditor Agreement and to acquire and undertake, for itself and on behalf of the Additional Pari-Passu Lien Secured Parties, the rights and obligations of an “Additional Authorized Representative” and “Secured Parties” thereunder.

Accordingly, the Additional Authorized Representative, for itself and on behalf of its Related Secured Parties, and the Issuers agree as follows, for the benefit of the Collateral Agent, the existing Authorized Representatives and the existing Pari-Passu Lien Secured Parties:

SECTION 1.01. Accession to the Intercreditor Agreement. The Additional Authorized Representative hereby (a) accedes and becomes a party to the

Intercreditor Agreement as an “Additional Authorized Representative”, (b) agrees, for itself and on behalf of the Additional Pari-Passu Lien Secured Parties, to all the terms and provisions of the Intercreditor Agreement and (c) acknowledges and agrees that (i) the Additional Pari-Passu Lien Obligations and Liens on any Collateral securing the same shall be subject to the provisions of the Intercreditor Agreement and (ii) the Additional Authorized Representative and the Additional Pari-Passu Lien Secured Parties shall have the rights and obligations specified under the Intercreditor Agreement with respect to an “Authorized Representative” and a “Pari-Passu Lien Secured Party”, respectively, and shall be subject to and bound by the provisions of the Intercreditor Agreement.

SECTION 1.02. Representations and Warranties of the Additional Authorized Representative. The Additional Authorized Representative represents and warrants to the Collateral Agent, the existing Authorized Representatives and the existing Pari-Passu Lien Secured Parties that (a) it has full power and authority to enter into this Joinder Agreement, in its capacity as the Additional Authorized Representative, (b) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (c) the Additional Pari-Passu Lien Credit Documents relating to the Additional Pari-Passu Lien Obligations provide that, upon the Additional Authorized Representative’s execution and delivery of this Joinder Agreement, (i) the Additional Pari-Passu Lien Obligations and Liens on any Collateral securing the same shall be subject to the provisions of the Intercreditor Agreement and (ii) the Additional Authorized Representative and the Additional Pari-Passu Lien Secured Parties shall have the rights and obligations specified therefor under, and shall be subject to and bound by the provisions of, the Intercreditor Agreement.

SECTION 1.03. Parties in Interest. This Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Pari-Passu Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 1.04. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 1.05. Governing Law. This Joinder Agreement shall be construed in accordance with and governed by the law of the State of New York.

SECTION 1.06. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Intercreditor Agreement. All communications and notices hereunder to the Additional Authorized Representative shall be given to it at the address set forth under its signature hereto, which information supplements Section 7.01 to the Intercreditor Agreement.

SECTION 1.07. Expenses. The Issuers agree to reimburse the Collateral Agent and each of the Authorized Representatives for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent and any of the Authorized Representatives.

SECTION 1.08. Incorporation by Reference. The provisions of Sections 7.04, 7.06, 7.08, 7.09, 7.10, 7.11 and 7.12 of the Intercreditor Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

IN WITNESS WHEREOF, the Additional Authorized Representative and the Issuers have duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[ ], AS ADDITIONAL AUTHORIZED REPRESENTATIVE,

by

Name: Title:

Address for notices:

attention of:

Facsimile:

SHEA HOMES LIMITED PARTNERSHIP,

by

Name: Title:

SHEA HOMES FUNDING CORP.,

by

Name: Title:

Acknowledged by: WELLS FARGO BANK, NATIONAL ASSOCIATION, solely in its capacity as the Collateral Agent,

by

Name: Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, solely in its capacity as Trustee and Authorized Representative for the Indenture Secured Parties

by

Name: Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the LC Facility Authorized Representative

by

Name: Title:

by

Name: Title:

EXHIBIT II to

INTERCREDITOR AGREEMENT

[FORM OF] GRANTOR JOINDER AGREEMENT NO. [         ] dated as of [         ], [         ] (this “Joinder Agreement”) to the INTERCREDITOR AGREEMENT dated as of May 10, 2011 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among SHEA HOMES LIMITED PARTNERSHIP, a California limited partnership (the “Company”), SHEA HOMES FUNDING CORP., a Delaware corporation (together with the Company, the “Issuers”), the other GRANTORS party thereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent for the Pari-Passu Lien Secured Parties (as defined below) (in such capacity, the “Collateral Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Authorized Representative for the Indenture Secured Parties in its capacity as trustee under the Indenture (as defined below), CREDIT SUISSE AG, as the Authorized Representative for the LC Facility Secured Parties and each Additional Authorized Representative from time to time party thereto, as the Authorized Representative for any Pari-Passu Lien Secured Parties of any other Class.

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

[         ], a [         ] [corporation] and a Subsidiary of the Issuers (the Additional Grantor”), has granted a Lien on all or a portion of its assets to secure Pari-Passu Lien Obligations and such Additional Grantor is not a party to the Intercreditor Agreement.

The Additional Grantor wishes to become a party to the Pari-Passu Lien Intercreditor Agreement and to acquire and undertake the rights and obligations of a Grantor thereunder. The Additional Grantor is entering into this Joinder Agreement in accordance with the provisions of the Intercreditor Agreement in order to become a Grantor thereunder.

Accordingly, the Additional Grantor agrees as follows, for the benefit of the Collateral Agent, the Authorized Representatives and the Pari-Passu Lien Secured Parties:

SECTION 1.01. Accession to the Intercreditor Agreement. The Additional Grantor (a) hereby accedes and becomes a party to the Intercreditor Agreement as a “Grantor”, (b) agrees to all the terms and provisions of the Intercreditor Agreement and (c) acknowledges and agrees that the Additional Grantor shall have the rights and obligations specified under the Intercreditor Agreement with respect to a “Grantor” and shall be subject to and bound by the provisions of the Intercreditor Agreement.

SECTION 1.02. Representations and Warranties of the Additional Grantor. The Additional Grantor represents and warrants to the Collateral Agent, the Authorized Representatives and the Pari-Passu Lien Secured Parties that this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 1.03. Parties in Interest. This Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Pari-Passu Lien Secured Parties, all of whom are intended to be third party beneficiaries of this Agreement.

SECTION 1.04. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 1.05. Governing Law. This Joinder Agreement shall be construed in accordance with and governed by the law of the State of New York.

SECTION 1.06. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Intercreditor Agreement.

SECTION 1.07. Expenses. The Grantor agrees to reimburse the Collateral Agent and each of the Authorized Representatives for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent and any of the Authorized Representatives.

SECTION 1.08. Incorporation by Reference. The provisions of Sections 7.04, 7.06, 7.08, 7.09, 7.10, 7.11 and 7.12 of the Intercreditor Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

IN WITNESS WHEREOF, the Additional Grantor has duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF SUBSIDIARY],

by

Name:
Title: